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                                                                    Exhibit 21.1

                          Subsidiaries of Genesys S.A.

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Country       Name of Subsidiary          Jurisdiction of      names under which they do
-------       ------------------          ----------------     -------------------------
                                          Incorporation        business
                                          -------------        --------
-------------------------------------------------------------------------------------------
Germany       Darome GmbH                 Germany              Darome
-------------------------------------------------------------------------------------------
Belgium       Genesys Conferencing SA     Belgium              Genesys Conferencing
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U.K.          Genesys Conferencing Ltd    U.K.                 Genesys Conferencing
-------------------------------------------------------------------------------------------
Spain         Genesys iberia SA           Spain                Genesys Conferencing
-------------------------------------------------------------------------------------------
Portugal      Conferencing - Servicos de  Portugal             Genesys Conferencing
              Telecomunicacoes, Lda
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Sweden        Genesys Conferencing AB     Sweden               Genesys Conferencing
-------------------------------------------------------------------------------------------
Singapore     Genesys Conferencing Pte    Singapore            Genesys Conferencing
              Ltd
-------------------------------------------------------------------------------------------
Hong Kong     Genesys Conferencing        Hong Kong            Genesys Conferencing
              Limited
-------------------------------------------------------------------------------------------
Australia     Genesys Conferencing Pty    Australie            Genesys Conferencing
              Ltd
-------------------------------------------------------------------------------------------
USA           Genesys Conferencing Inc.   Delaware             Genesys Conferencing
-------------------------------------------------------------------------------------------

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